UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 8.01. Other Events.

Duke Energy Corporation (the “Corporation”) entered into a $1,400,000,000 364-Day Term Loan Credit Agreement, dated as of March 9, 2022 (the “Credit Agreement”), among the Corporation, as Borrower, certain Lenders from time to time parties thereto, and The Bank of Nova Scotia as Administrative Agent and Coordinating Lead Arranger. The maturity date of the Credit Agreement may be extended for up to two years by request of the Corporation, upon satisfaction of certain conditions contained in the Credit Agreement. On March 9, 2020, the Corporation borrowed the full amount under the Credit Agreement to repay amounts drawn under the Corporation’s term loan dated as of May 15, 2019, as amended and for general corporate purposes, including repayment of a portion of the Corporation’s outstanding commercial paper.

The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	$1,400,000,000 364-Day Term Loan Credit Agreement, dated as of March 9, 2022, among the Duke Energy Corporation, as Borrower, certain Lenders from time to time parties thereto, and The Bank of Nova Scotia as Administrative Agent and Coordinating Lead Arranger.
104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 21, 2022

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary

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